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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)    DECEMBER 10, 2003
                                                         -----------------------

                               SSP SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-26227                 33-0757190
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                 17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (949) 851-1085
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

2003 Annual Meeting of Stockholders - Revised Meeting Date
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         SSP Solutions, Inc. ("Company") previously announced that it was preparing to hold its 2003 annual meeting of stockholders on December 19, 2003 based on a record date of November 7, 2003. The Company has since rescheduled the meeting date and currently is preparing to hold its 2003 annual meeting of stockholders at 1:00 p.m. on December 23, 2003 at the Marriott Residence Inn, 2855 Main Street, Irvine, California 92614. All holders of record of
SSP Solutions, Inc. common stock outstanding as of the close of business on November 7, 2003 will be entitled to vote at the annual meeting.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2003         SSP SOLUTIONS, INC.

                                 By:  /s/ THOMAS E. SCHIFF
                                     -------------------------------------------
                                      Thomas E. Schiff, Chief Financial Officer

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